POWER OF ATTORNEY

                  WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                       (REGISTRANT)

                            NORTHBROOK LIFE INSURANCE COMPANY

                                       (DEPOSITOR)

                            PREFERRED CLIENT VARIABLE ANNUITY

Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with full power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                    April 20, 2000
                                    Date

                                    /s/Thomas J. Wilson, II
                                    ----------------------
                                    Thomas J. Wilson, II
                                    President, Chief Operating Officer,
                                    (Principal Executive Officer) and Director

                                    POWER OF ATTORNEY

                  WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                       (REGISTRANT)

                            NORTHBROOK LIFE INSURANCE COMPANY

                                       (DEPOSITOR)

                            PREFERRED CLIENT VARIABLE ANNUITY

Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, his attorney-in-fact, with full power of substitution in any and all capacities, to sign any Form N-4
Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                    April 20, 2000
                                    Date

                                    /s/Michael J. Velotta
                                    ----------------------
                                    Michael J. Velotta
                                    Vice President, Secretary,
                                    General Counsel, and Director

                                    POWER OF ATTORNEY

                  WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                       (REGISTRANT)

                            NORTHBROOK LIFE INSURANCE COMPANY

                                       (DEPOSITOR)

                            PREFERRED CLIENT VARIABLE ANNUITY

Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with full power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                    April 20, 2000
                                    Date

                                    /s/Casey J. Sylla
                                    ------------------
                                    Casey J. Sylla
                                    Chief Investment Officer
                                    and Director

                                    POWER OF ATTORNEY

                  WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                       (REGISTRANT)

                            NORTHBROOK LIFE INSURANCE COMPANY

                                       (DEPOSITOR)

                            PREFERRED CLIENT VARIABLE ANNUITY

Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with full power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                    April 20, 2000
                                    Date

                                    /s/Sarah R. Donahue
                                    ------------------
                                    Sarah R. Donahue
                                    Assistant Vice President
                                    and Director

                                    POWER OF ATTORNEY

                  WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                       (REGISTRANT)

                            NORTHBROOK LIFE INSURANCE COMPANY

                                       (DEPOSITOR)

                            PREFERRED CLIENT VARIABLE ANNUITY

Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with full power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                    April 20, 2000
                                    Date

                                    /s/John R. Hunter
                                    --------------------
                                    John R. Hunter
                                    Vice President and Director

                                    POWER OF ATTORNEY

                  WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                       (REGISTRANT)

                            NORTHBROOK LIFE INSURANCE COMPANY

                                       (DEPOSITOR)

                            PREFERRED CLIENT VARIABLE ANNUITY

Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with full power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                    April 20, 2000
                                    Date

                                    /s/Samuel H. Pilch
                                    ----------------
                                    Samuel H. Pilch
                                    Controller (Principal Accounting Officer)

                                    POWER OF ATTORNEY

                  WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                       (REGISTRANT)

                            NORTHBROOK LIFE INSURANCE COMPANY

                                       (DEPOSITOR)

                            PREFERRED CLIENT VARIABLE ANNUITY

Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with full power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                    April 20, 2000
                                    Date

                                    /s/Kevin R. Slawin
                                    -------------------
                                    Kevin R. Slawin
                                    Vice President and Director
                                    (Principal Financial Officer)

                                    POWER OF ATTORNEY

                  WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                       (REGISTRANT)

                            NORTHBROOK LIFE INSURANCE COMPANY

                                       (DEPOSITOR)

                            PREFERRED CLIENT VARIABLE ANNUITY

Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with full power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                    April 20, 2000
                                    Date

                                    /s/Timothy N. Vander Pas
                                    ---------------------
                                    Timothy N. Vander Pas
                                    Assistant Vice President
                                    and Director